Loan No. 734079702
                                                                   Rocky Ridge

                              AMENDED AND RESTATED
                                MULTIFAMILY NOTE

     THIS AMENDED AND RESTATED MULTIFAMILY NOTE (together with all extensions, renewals, modifications, substitutions and amendments thereof and all instruments from time to time issued in exchange therefor collectively referred to herein as the "Note") in the principal sum of ONE MILLION FOUR HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($1,450,000) in lawful money of the United States of America is made this first day of November, 1996, between the Maker, NATIONAL PROPERTY INVESTORS 6, a California limited partnership, whose address is c/o Insignia Financial Group, Inc., 1 Insignia Financial Plaza, Greenville, South Carolina 29602 (herein "Borrower"), and the Payee, LEHMAN BROTHERS HOLDINGS INC. d/b/a Lehman Capital, A Division of Lehman Brothers Holdings Inc. a corporation, organized and existing under the laws of Delaware, whose address is Three World Financial Center, New York, New York 10285 (herein "Lender").
     WHEREAS, Borrower has executed and delivered that certain Multifamily Note dated September 30, 1996, in the original principal amount of ONE MILLION FOUR HUNDRED FIFTY THOUSAND and No/100 Dollars ($1,450,000) (the "Existing Note"), to Lender.
     WHEREAS, the Existing Note is secured by that certain Multifamily Mortgage, Assignment of Rents and Security Agreement dated as of September 30, 1996 (the "Existing Mortgage") and recorded on October 1, 1996 as Document No. 9611-8006 in the land records of Jefferson County.
     WHEREAS, on the date hereof, Borrower and Lender desire to amend and restate the Existing Note as set forth below.
     From and after the date hereof, the terms, covenants and provisions of the Existing Note are hereby modified, amended and restated in their entirety as provided on Rider A attached hereto and incorporated herein, and the Existing Note, as so modified, amended and restated is hereby ratified and confirmed in all respects by Borrower. Neither this Instrument nor anything contained herein shall be construed as a substitution or novation of Borrower's indebtedness to Lender or of the Existing Note, which shall remain in full force and effect, as hereby confirmed, modified, restated and superseded.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Note or have caused the same to be executed by their representative thereunto duly authorized.


BORROWER:                     NATIONAL PROPERTY INVESTORS 6,
                              a California limited partnership

                              By:    NPI Equity Investments, Inc.,
                                     a Florida corporation,
                                     its general partner

                              By:    /s/William H. Jarrard, Jr.
                                     Name: William H. Jarrard, Jr.
                                     Title:  President

LENDER:                       LEHMAN BROTHERS HOLDINGS INC.
                              D/B/A LEHMAN CAPITAL, A DIVISION
                              OF LEHMAN BROTHERS HOLDINGS INC.,
                              A Delaware corporation

                              By:  /s/Larry J. Kravetz
                                     Name:  Larry J. Kravetz
                                     Title:    Authorized Signatory

                              PAY TO THE ORDER OF FEDERAL HOME LOAN
                              MORTGAGE CORPORATION WITHOUT
                              RECOURSE.  This first day of November,
                              1996.

                              LEHMAN BROTHERS HOLDINGS INC.
                              d/b/a Lehman Capital, A Division of Lehman
                              Brothers Holdings Inc., a Delaware
                              Corporation

                              By:  /s/Larry J. Kravetz
                                     Name: Larry J. Kravetz
                                     Title:   Authorized Signatory